UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2017

MOMS ONLINE, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55286	46-3856798
(Commission File Number)	(IRS Employer Identification No.)

9350 Wilshire Boulevard #203

Beverly Hills, CA 90212

(Address of Principal Executive Offices)

310-819-4637

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2017, Moms Online is pleased to announce that Robert Schlegel, CFP, was appointed as a Board member. Mr. Schlegel, a Certified Financial Planner, currently is a Co-founder and VP of Property Group, a privately held real estate investment company that he established in 2011. From 1992 to 2010, Mr. Schlegel was also the CEO of an investment advisory firm with over $200 million in assets under management. Recently, he was the Chairman of a social media and mobile app development company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMS ONLINE, INC.

May 26, 2017	/s/Calvin Wong
Calvin Wong
Chairman of the Board of Directors